 Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Flagship Global Health, Inc. (the "Company") on Form 10-QSB for the three and nine month periods ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-QSB"), I, Philip E. Barak, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

(1)           The Form 10-QSB complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2007
By: /s/ Philip E. Barak
Philip E. Barak, Chief Financial Officer